UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2012

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2012, the Board of Directors (the “Board”) of California Water Service Group (the “Company”) appointed Martin A. Kropelnicki as the Company’s President and Chief Operating Officer.  The Board also appointed Thomas F. Smegal III as the Company’s Vice President, Chief Financial Officer and Treasurer to fill the position currently held by Kropelnicki.  Peter C. Nelson will continue in the role of the Company’s Chairman and Chief Executive Officer. The leadership changes will be effective October 1, 2012.

Kropelnicki, age 46, joined the Company as Vice President, Chief Financial Officer and Treasurer in March of 2006. Kropelnicki has over 25 years of experience, including 15 years as Chief Financial Officer at publicly listed companies.  Previously, he held executive and management level positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company.  Kropelnicki holds a Bachelor of Arts Degree and Master of Arts Degree in Business Economics from San Jose State University.

Smegal, age 45, joined the Company in 1997 and was named Vice President, Regulatory Matters and Corporate Relations in 2008.  Prior to 1997, he held positions at the California Public Utilities Commission.  Smegal holds a Bachelor of Science Degree in Civil Engineering and a Bachelor of Arts Degree in History from Stanford University.

In connection with the appointments, Kropelnicki’s base salary will increase to $558,000 per year and Smegal’s base salary will be $342,000 per year. Kropelnicki and Smegal will also continue to participate in the Company’s Equity Incentive Plan and California Water Service Company’s Supplemental Executive Retirement Plan (as amended).

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2012, the Board adopted amendments to the Company’s Amended and Restated Bylaws (the “Amendments”) to accommodate the leadership changes discussed in Item 5.02 above.

The foregoing description of the Amendments is a general description only and is qualified in its entirety by reference to the actual language of the Amendments, as reflected in the Company’s Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 8.01.	Other Events.

On September 26, 2012, the Company issued a press release regarding the matters described in Item 5.02 above, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

We hereby include the following exhibits with this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company
99.1	Press Release announcing leadership changes issued September 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: September 26, 2012	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	Vice President, Chief Financial Officer & Treasurer